Exhibit 10.2

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

Date of Issuance: April       , 2013

RADIUS HEALTH, INC.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

THIS CERTIFIES THAT, for value received,                                  (the “Holder”) is entitled to purchase from Radius Health, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of this Warrant, at any time prior to the Expiration Date (as defined below),                                shares of the Company’s Common Stock, par value $.0001 per share (“Common Stock”), at an exercise price per Warrant Share of $6.142 (the “Exercise Price”).  The shares of Common Stock purchasable upon exercise of this Warrant are referred to herein as the “Warrant Shares”.  The Warrant Shares and the Exercise Price are subject to further adjustment as set forth in Section 2.

1.             Exercise of Warrant.

1.1          Term.  This Warrant shall terminate and no longer be exercisable on April       , 2018.  For purposes of this Warrant, (a) “Expiration Date” shall mean the date upon which this Warrant expires in accordance with the terms of this Section 1.1, and (b) “Purchase Agreement” shall mean that certain Series B Convertible Preferred Stock and Warrant Purchase Agreement, dated as of April       , 2013, by and among the Company and the other parties thereto.

1.2          Method.  This Warrant may be exercised by the Holder, in whole or in part, by:

(a)           the surrender of this Warrant (with the Notice of Exercise form attached hereto as Attachment A and the Investment Representation Statement attached hereto as Attachment B duly executed) at the principal office of the Company; and

(b)           the payment to the Company, by check, wire or cancellation of indebtedness, of an amount equal to the Exercise Price per share multiplied by the number of Warrant Shares then being purchased.

1.3          Net Exercise.  In lieu of Section 1.2 hereof, the Holder may elect to convert this Warrant or any portion thereof (the “Conversion Right”), by surrender of this Warrant at the principal office of the Company together with notice of the Holder’s intention to exercise the Conversion Right, into that number of Warrant Shares computed using the following formula:

X = Y(A-B)

A

Where:

X =                             The number of Warrant Shares to be issued to the Holder upon exercise of the Conversion Right.

Y =                             The number of Warrant Shares for which this Warrant is being exercised.

A =                             The Fair Market Value (as defined below) of one Warrant Share at the time the Conversion Right is exercised.

B =                             Exercise Price (as adjusted to the date of such calculation).

For purposes of Section 1.3, “Fair Market Value” shall mean:

(a)           If the Warrant is exercised in connection with and contingent upon an initial public offering, and if the Company’s registration statement relating to such initial public offering has been declared effective by the Securities and Exchange Commission, then the initial “Price to Public” specified in the final prospectus with respect to such offering.

(b)           If the Warrant is exercised in connection with and contingent upon an Event of Sale (as defined in the Company’s certificate of incorporation, as it may be amended and/or restated from time to time (the “Certificate”)), then the purchase price per share actually received by a holder of Common Stock.

(c)           If the Warrant is exercised after the Common Stock is listed or admitted for trading on a national securities exchange, then the average of the daily closing prices of the Common Stock for the 20 consecutive trading days ending on the fifth (5th) trading day before the day in question (as adjusted for any stock dividend, split-up, combination or reclassification that took effect during such 20 trading day period) (or such shorter period of time during which such Common Stock was traded on such exchange), with the closing price for each day being the last reported sales price or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not at the time listed or admitted for trading on any such exchange, then such price shall be equal to the last reported bid and asked prices on such day as reported by the NASD OTCBB or the National Quotation Bureau, Inc., or any similar reputable quotation and reporting service if such quotation is not reported by the NASD OTCBB or the National Quotation Bureau, Inc.

(d)           If none of the immediately preceding clauses (a), (b) or (c) is applicable, then the fair market value as determined in good faith by the majority of the entire Board of Directors of the Company.

In the event of 1.3(d), above, the Company’s Board of Directors shall prepare a certificate, to be signed by an authorized officer of Company, setting forth in reasonable detail the basis for and method of determination of the per share Fair Market Value of one Warrant Share.

1.4          Delivery; Certificate.  Upon receipt by the stock transfer agent or warrant agent of the Company at its office, together with, if applicable, the aggregate Exercise Price, the Holder shall be deemed to be the holder of record of the applicable Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.  The Company shall, as soon as practicable after the exercise of this Warrant in accordance with the terms hereof, direct its stock transfer agent to prepare a certificate for the Warrant Shares purchased in the name of the Holder.  If this Warrant should be exercised in part only, the Company shall, as soon as practicable after the surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder.

1.5          Exercise Upon a Company Sale.  Notwithstanding anything herein to the contrary, upon and effective as of the occurrence of an Event of Sale, to the extent not previously exercised, this Warrant shall automatically be exercised by the Holder pursuant to Section 1.3 herein without any further action necessary on the part of the Holder (a “Sale Exercise”) unless the Holder notifies the Company in writing to the contrary prior to such automatic exercise; provided, however, that such automatic exercise shall not occur and this Warrant shall instead be terminated upon and effective as of the occurrence of an Event of Sale if the Exercise Price equals or exceeds the Fair Market Value calculated in accordance with Section 1.3(b) hereof in connection with such Sale Exercise.

1.6          Automatic Exercise. To the extent this Warrant is not previously exercised, it shall be deemed to have been automatically converted in accordance with Section 1.3 hereof (even if not surrendered) as of immediately before its expiration, involuntary termination or cancellation if the then-Fair Market Value of a Warrant Share exceeds the then-Exercise Price, unless Holder notifies Company in writing to the contrary prior to such automatic exercise.

2.             Adjustment of Exercise Price and Number of Warrant Shares.  The number and kind of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of the following events:

2.1          Subdivision or Combination.  If the Company at any time prior to the Expiration Date shall subdivide or combine its Common Stock, the Exercise Price shall be proportionately decreased (and the number of Warrant Shares issuable upon exercise of this Warrant proportionately increased to the nearest whole) in the case of a subdivision or the Exercise Price shall be proportionately increased (and the number of Warrant Shares issuable upon exercise of this Warrant proportionately decreased to the nearest whole) in the case of a combination.

2.2          Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization or change in the type of securities of the Company issuable upon exercise of this Warrant (other than as a result of a subdivision, combination or stock dividend provided for in Section 2.1 above or Section 2.3 below) or consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property, then, as a condition of such reclassification, reorganization, change, consolidation or merger, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities or property receivable in connection with such reclassification, reorganization, change, consolidation or merger by a holder of the same number and type of securities as were purchasable as Warrant Shares by the Holder immediately prior to such reclassification, reorganization, change, consolidation or merger. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities or property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price per Warrant Share payable hereunder, provided the aggregate Exercise Price shall remain, as nearly as reasonably may be, the same.

2.3          Stock Dividends.  If the Company at any time prior to the Expiration Date shall pay a dividend with respect to Common Stock payable in Common Stock (except any distribution accounted for in the foregoing Section 2.1), then the Exercise Price shall be adjusted (and the number of Warrant Shares issuable upon exercise of this Warrant proportionately increased), from and after the record date for shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

2.4          Adjustment Certificate. Whenever the Exercise Price shall be adjusted as provided in Section 2 hereof, the Company shall forthwith file and keep on record at the office of the Secretary of the Company and at the office of its transfer agent or at such other place as may be designated by the Company, a statement, signed by both its President or Chief Executive Officer and its Treasurer or Chief Financial Officer, showing in detail the facts requiring such adjustment and the Exercise Price that shall be in effect after such adjustment. The Company shall also cause a copy of such statement to be sent by first-class, certified mail, return receipt requested, postage prepaid, to the Holder at such Holder’s address appearing on the Company’s records. Where appropriate, such copy shall be given in advance of any such adjustment.

3.             Fractional Warrant Shares.  No fractional Warrant Shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

4.             Stock Fully Paid; Reservation of Warrant Shares.  All Warrant Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable.  During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.  In the event that there is an insufficient number of shares of Common Stock reserved for issuance pursuant to the exercise of this Warrant, the Company will take appropriate action to authorize an increase in the capital stock to allow for such issuance or similar issuance acceptable to the Holder.

5.             Securities Laws; Transfer.

5.1          Compliance with Securities Act.  The Holder, by acceptance hereof, agrees that this Warrant and the Warrant Shares are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Act”).  Upon exercise of this Warrant, the Holder hereof shall confirm in writing, in the form attached hereto as Attachment B, that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale.  In addition, the Holder shall provide such additional information regarding such Holder’s financial and investment background as the Company may reasonably request.  This Warrant and all Warrant Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO,

OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

5.2          Transferability of Warrant.  In connection with any transfer by Holder of this Warrant, the Company may require the transferee to provide the Company with written representations and warranties substantially similar to Holder’s representations and warranties set forth in Attachment B, and may require Holder to provide a legal opinion, in form and substance satisfactory to Company and its counsel, that such transfer is exempt from the registration and prospectus delivery requirements of the Act; provided, that the Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder, provided that such affiliate is an “accredited investor” as defined in Regulation D promulgated under the Act.  Any transferee (including, without limitation, any affiliate of Holder) shall take this Warrant subject to all of the terms and conditions thereof and such transferee’s rights under this Warrant shall be subject to such transferee’s compliance with all of the terms and conditions of this Warrant that are applicable to Holder.  Following any transfer of this Warrant, at the request of either the Company or the transferee, the transferee shall surrender this Warrant to the Company in exchange for a new warrant of like tenor and date, executed by Company.  Subject to the foregoing, this Warrant is transferable on the books of the Company at its principal office by the registered Holder hereof upon surrender of this Warrant properly endorsed.  Upon any partial transfer, Company will execute and deliver to Holder a new warrant of like tenor with respect to the portion of this Warrant not so transferred.  Holder shall not have any right to transfer any portion of this Warrant to any direct competitor of Company.

5.3          Disposition of Warrant Shares.  The Holder agrees not to make any disposition of all or any portion of the Warrant Shares unless and until (a) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (b) the transferee has agreed in writing for the benefit of the Company to be bound by this Section 5 and (c):

(i)            there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii)           the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Warrant Shares under the Act; provided that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

5.4          Market Standoff.  Each Holder agrees, in connection with the Company’s initial public offering (the “IPO”) of its equity securities (other than pursuant to a registration statement on Form S-8), and upon request of the Company or the underwriters managing such offering, (a) not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any of the Warrants or the Warrant Shares (other than those included in the registration, if any) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time not to exceed one hundred eighty (180) days (or such longer period of time as may be required to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), as applicable, (or any successor rules or amendments thereto))) from the effective date of such registration as may be requested by the Company or such underwriters and (b) to execute any agreement regarding (a) above as may be requested by the Company or underwriters at the time of the public offering; provided that such request is made of all officers, directors and 1% and greater Stockholders of the Company and each such person shall be similarly bound.  The Company may impose stop transfer instructions to enforce this Section 5.4.

6.             Rights of Stockholders.  No Holder of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of capital stock or any other equity securities of the Company, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant has been exercised and the Warrant Shares shall have become deliverable, as provided herein.

7.             Registration Rights.  The Company agrees that the Warrant Shares issued and issuable upon the exercise or conversion of this Warrant, shall have registration rights pursuant to and as set forth in the Company’s Third Amended and Restated Stockholders’ Agreement, as amended and in effect from time to time (the “Stockholders’ Agreement”).  The foregoing referenced registration rights are subject to and conditioned upon the Holder, at the time of exercise of this Warrant, being a party to the Stockholders’ Agreement or becoming a party to the Stockholders’ Agreement by executing and delivering to the Company an Instrument of Adherence thereto and such registration rights will be governed by the terms of the Stockholders’ Agreement.

8.             Miscellaneous.

8.1          Governing Law.  The terms and conditions of this Warrant shall be governed in all respects by the internal laws of the Commonwealth of Massachusetts without regard to conflicts of laws principles that would result in the application of the laws of any other jurisdiction.

8.2          Successors and Assigns.  This Warrant shall be binding upon any successors or assigns of the Company and inure to the benefit of the Holder and any successors or assigns.

8.3          Waivers and Amendments. This Warrant is one of a series of Warrants (collectively, the “Warrants”) that were originally issued by the Company pursuant to the Purchase Agreement. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holders of Warrants representing a majority of the number of Warrant Shares then issuable upon the exercise of the Warrants, provided, however, that the consent of the holder of this Warrant shall be required if such amendment or waiver adversely affects such holder in a disproportionate manner than the holders of the other Warrants.

8.4          Loss of Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will execute and deliver a new Warrant of like terms.

8.5          Headings.  The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof.

8.6          Notices.  All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) forty-eight (48) hours after having been sent by registered or certified mail, return receipt requested, postage prepaid, or after being deposited in the U.S. mail, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, in the case of the Holder, addressed to the Holder at the address set forth on the signature page hereto and, in the case of the Company, to Radius Health, Inc., 201 Broadway, Sixth Floor, Cambridge, Massachusetts 02139, Attention: Chief Financial Officer, with a copy to Latham & Watkins LLP, John Hancock Tower, 20th Floor, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: Peter N. Handrinos; or as subsequently modified by written notice to the other party.

8.7          Counterparts.  This Warrant may be executed in two or more counterparts (including, but not limited to, by facsimile, PDF or other electronic copy), each of which shall be deemed an original and all of which together shall constitute one instrument.

(Signature page follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer.

RADIUS HEALTH, INC.

By:
Name: Michael S. Wyzga
Its: Chief Executive Officer and President

ACKNOWLEDGED:

[HOLDER NAME]

By:
Name:
Its:

Warrant signature page

ATTACHMENT A

NOTICE OF EXERCISE

TO:         RADIUS HEALTH, INC.

☐            The undersigned hereby elects to purchase                                    shares of Common Stock of Radius Health, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

☐            The undersigned hereby elects to convert the attached Warrant into Warrant Shares in the manner specified in Section 1.3 of the Warrant.  This conversion is exercised with respect to                                    of the shares covered by the Warrant.

[Check the box next to the paragraph above that applies.]

2.             Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

Name:

Address:

3.             The undersigned represents that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.  In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Attachment B.

HOLDER

By:

Title:

Date:

ATTACHMENT B

INVESTMENT REPRESENTATION STATEMENT

In connection with the exercise or conversion of a Warrant to purchase shares of Common Stock (the “Warrant Shares”) of Radius Health, Inc. (the “Company”), the undersigned (the “Holder”) hereby represents and warrants to the Company the following:

(a)           Investment Experience.  It is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act of 1933, as amended (the “Act”), and has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.  It is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Warrant Shares.

(b)           Purchase Entirely for Own Account.  The Warrant Shares are being acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof.  Holder has no present intention of selling, granting any participation in, or otherwise distributing the Warrant Shares.  The Holder further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations, to such person or to any third person, with respect to the Warrant Shares.

(c)           Restricted Securities.  The Holder understands that the Warrant Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Warrant Shares may be resold without registration under the Act only in certain limited circumstances.  In this connection, the Holder represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.  The Holder must bear the economic risk of this investment indefinitely unless the Warrant Shares are registered pursuant to the Act, or an exemption from registration is available.  The Holder understands that the Company has no present intention of registering the Warrant Shares.  The Holder also understands that there is no assurance that any exemption from registration under the Act will be available and that, even if available, such exemption may not allow the Holder to transfer all or any portion of the Warrant Shares under the circumstances, in the amounts or at the times the Holder might propose.

HOLDER

By:
Name:
Title:

Date:

Schedule to Exhibit 10.2

Name of Warrant Holder	Issue Date of Warrant	Number of Common Shares Subject to Warrant

F2 Bioscience III, L.P.	April 23, 2013	814,068
MPM BioVentures III, L.P.	April 23, 2013	12,758
MPM BioVentures III - QP, L.P	April 23, 2013	189,748
MPM BioVentures III GmbH & Co. Beteiligungs KG	April 23, 2013	16,035
MPM BioVentures III Parallel Fund, L.P.	April 23, 2013	5,728
MPM Asset Management Investors 2003 BVIII LLC	April 23, 2013	3,670
MPM Bio IV NVS Strategic Fund, L.P.	April 23, 2013	179,095
Brookside Capital Partners Fund, L.P.	April 23, 2013	203,518
BB Biotech Ventures II, L.P.	April 23, 2013	81,408
Biotech Growth N.V.	April 23, 2013	244,220